UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
_________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2019
_________________

SOUTH MOUNTAIN MERGER CORP.
(Exact name of registrant as specified in its charter)
_________________

Delaware	6770	83-3780685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 9th Floor New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(646) 446-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	SMMCU	The Nasdaq Stock Market LLC
Shares of Class A common stock	SMMC	The Nasdaq Stock Market LLC
Warrants included as part of the units	SMMCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 24, 2019, South Mountain Merger Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”), including the issuance of 2,500,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on May 31, 2019 (File No. 333-231881 and Form S-1 MEF, File No. 333-232212) and subsequently amended. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

On June 24, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 6,954,500 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, South Mountain LLC, generating gross proceeds to the Company of approximately $6,954,500.

A total of $250,000,000, comprised of $245,445,500 of the proceeds from the IPO, including $7,970,375 of the underwriters’ deferred discount, and $4,554,500 of the proceeds of the sale of the Private Placement Warrants were placed in a U.S.-based trust account at Citibank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of June 24, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balanced Sheet as of June 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

South Mountain Merger Corp.

Date: June 28, 2019	By:	/s/ Nicholas Dermatas
		Name:	Nicholas Dermatas
		Title:	Chief Financial Officer and Secretary